EXHIBIT 10.8

AMENDMENT NO. 1

REGISTRATION RIGHTS AGREEMENT

This First Amendment to the Registration Rights Agreement (this “Amendment”) is entered into on May 21, 2018 by and among Iconic Brands, Inc., a Nevada corporation (the “Company”), and the purchasers identified on the signature pages hereto (including its successors and assigns, each a “Purchaser” and collectively with the other undersigned purchasers, the “Purchasers”). Each of the Purchasers and the Company may be referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties are parties to that certain Registration Rights Agreement with an effective date of November 1, 2017 (the “Agreement”);

WHEREAS, the Parties desire to amend certain terms of the Agreement as set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

AGREEMENT

1. The definition of “Filing Date” in Section 1 is hereby amended and restated in its entirety as follows:

“Filing Date” means, with respect to the Initial Registration Statement required hereunder, June 8, 2018 and, with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.”

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2. The definition of “Registrable Securities” in Section 1 is hereby amended and restated in its entirety as follows:

“Registrable Securities” means, as of any date of determination, (a) all shares of Common Stock then issued and issuable upon conversion in full of the Series E Preferred Shares (assuming on such date that the Series E Preferred Shares are converted in full without regard to any conversion limitations therein), (b) all Warrant Shares then issued and issuable upon exercise of the Warrants (assuming on such date the Warrants are exercised in full without regard to any exercise limitations therein), (c) any additional shares of Common Stock issued and issuable in connection with any anti-dilution provisions in the Series E Preferred Shares or the Warrants (without giving effect to any limitations on conversion set forth in the Series E Preferred Shares or any limitations on exercise set forth in the Warrants) and (d) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Holders (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company, and all Warrants are exercised by “cashless exercise” as provided in Section 2(c) of each of the Warrants), as reasonably determined by the Company, upon the advice of counsel to the Company.”

3. Clause (b) of Section 2(c) is hereby amended and restated in its entirety as follows:

“b. Second, the Company shall reduce Registrable Securities represented by Conversion Shares (applied, in the case that some Conversion Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Conversion Shares held by such Holders).”

4. Other than as set forth herein, the terms and conditions of the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 1 to the Registration Rights Agreement as of the date first above written.

“Company”	“Purchasers”

Iconic Brands, Inc.,	The Special Equities Group, LLC
a Nevada corporation

By: Richard J. DeCicco	By:
Its: Chief Executive Officer	Its:

Iroquois Master Fund Ltd.

By:
Its:

Iroquois Capital Investment Group, LLC

By:
Its:

Gregory M. Castaldo

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